                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-A
                                   JULY 1997
                            PAYMENT August 15, 1997
              6.90% SECURITIZED NET INTEREST MARGIN CERTIFICATES


                                       CUSIP#             393534AA0
                                       Trust Account #    33-31829-0
                                       Distribution Date: August 15, 1997


                                                                      Per $1,000
Securitized Net Interest Margin Certificates                           Original
--------------------------------------------                           --------

1.   Amount Available                    5,782,553.99

Interest

2.   Aggregate Interest                  1,416,702.17                 2.78878380

3.   Amount Applied to:
     (a)  accrued but unpaid Interest

4.   Remaining:
     (a)  accrued but unpaid Interest    1,416,702.17

5.   Monthly Interest

Principal

6.   Current month's principal
     distribution                        4,365,851.82                 8.59419650

7.   Remaining outstanding principal
     balance                           242,017,134.68                476.4116824
     Pool Factor                            .47641168

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the
     immediately preceding Distribution
     Date                              353,365,188.02**

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-A
                                   JULY 1997
                            PAYMENT August 15, 1997
              6.90% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                    Page 2


                                       CUSIP#             393534AA0
                                       Trust Account #    33-31829-0
                                       Distribution Date: August 15, 1997


                                                                      Per $1,000
Securitized Net Interest Margin Certificates                           Original
--------------------------------------------                           --------

9.   Aggregate amount on deposit in
     reserve funds:
     (i)   attributable to the Residual
           Assets                       75,915,011.23
     (ii)  attributable to this
           securitization               23,951,135.39

10.  Aggregate principal balance of
     loans refinanced by Green Tree
     Financial Corp.                     8,581,381.69

11.  Weighted average CPR                      15.03%

12.  Weighted average CDR                       2.51%

13.  Annualized net loss percentage             1.33%

14.  Delinquency    30-59 day                    .77%
                    60-89 day                   0.24%
                    90+ day                     0.39%
                    Total 30+                   1.40%

First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Present value of the projected remaining cashflows is based on estimated future performance of the underlying loans. These projections are subject to ongoing evaluation based upon a number of factors, including historical performance. As such, this projected value may change periodically, not only as a result of actual experience but also as a result of revisions made to the assumptions upon which such projections are based.

The assumptions utilized in projecting this value are in the process of being re-assessed at the time of publication of this report. The amount shown represents the present value of projected remaining cashflows based on assumptions similar to those used in the previous period.

GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1994-A
JULY 1997
PAYMENT August 15, 1997

                                           Fee Assets
                 ---------------------------------------------------------------
                  Guarantee      GNMA       Excess       Inside      Fee Asset
                     Fees       Excess    Servicing       Refi         Total
                 ------------   --------------------   -----------  ------------
MaHCS 1987-A        17,342.51               6,072.01                   23,414.52
MaHCS 1987-B        47,223.68              15,595.20     3,421.58      66,240.46
MLMI 1987B          29,280.80               4,087.99                   33,368.79
MLMI 1987C          40,137.17               7,299.31     1,587.26      49,023.74
MLMI 1988E          41,652.68               7,229.74       466.14      49,348.56
MLMI 1988H                                  7,263.71                    7,263.71
MLMI 1988Q                                 11,070.52                   11,070.52
MLMI 1988X                                  8,495.02                    8,495.02
MLMI 1989B                                  5,049.56                    5,049.56
MLMI 1989D                                 10,170.17                   10,170.17
MLMI 1989F          29,126.87              14,478.86     5,581.36      49,187.09
MLMI 1989H          60,117.74              12,680.14     5,836.67      78,634.55
MLMI 1990B          13,233.44               8,282.46     3,383.42      24,899.32
MLMI 1990D                                               7,197.84       7,197.84
MLMI 1990G          95,371.97              14,687.88     8,878.08     118,937.93
MLMI 1990I
MLMI 1991B                                 10,963.76                   10,963.76
MLMI 1991D                                  5,368.73                    5,368.73
MLMI 1991G                                 22,441.85                   22,441.85
MLMI 1991I                                 23,896.64                   23,896.64
MLMI 1992B                                 76,517.40                   76,517.40
MLMI 1992D                                 40,945.63                   40,945.63
GTFC 1992-1        109,988.79              50,558.60    34,245.04     194,792.43
GTFC 1992-2         84,293.65              62,584.42    24,813.53     171,691.60
GTFC 1993-1        114,677.11              56,823.99    42,848.11     214,349.21
GTFC 1993-2        287,638.32             110,207.42    66,158.44     464,004.18
GTFC 1993-3        733,487.85             168,195.43   102,780.98   1,004,464.26
GTFC 1993-4               .00             193,570.10   193,570.10
                 ---------------------------------------------------------------
Conventional     1,703,572.58      .00    954,536.54   307,198.45   2,965,307.57

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-A
                                   JULY 1997
                            PAYMENT August 15, 1997




GNMA Servicing Fees    2,109,926.48        140,482.98        2,250,409.46
FHA Payment             (733,917.68)                          (733,917.68)
Servicing               (365,201.98)                          (365,201.98)
Prepayment shortfalls                      (71,523.51)         (71,523.51)
Liquidation Losses                        (183,479.33)        (183,479.33)
                       ---------------------------------------------------
GNMA                     755,803.98        140,482.98          896,286.96

Total amount of Guarantee Fees, GNMA Excess Spread, Excess
Servicing Fees, and Inside Refinance Payments                       3,861,594.53

Payment on Finance 1 Note                                           3,861,594.53

Allocable to Interest (current)                                       639,363.09

Allocable to accrued but unpaid Interest                                     .00

Accrued and unpaid Trustee Fees                                              .00

Allocable to Principal                                              3,222,231.44

Finance 1 Note Principal Balance                                  107,971,350.10

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-A
                                   JULY 1997
                            PAYMENT August 15, 1997


                                                      Inside
                                 Residual              Refi            Total
                               ------------         ----------      ------------
MaHCS 1987-A                            .00                                  .00
MaHCS 1987-B                            .00                                  .00
MLMI 1987B                              .00                                  .00
MLMI 1987C                              .00                                  .00
MLMI 1988E                              .00                                  .00
MLMI 1988H                        40,095.38           1,571.12         41,666.50
MLMI 1988Q                        33,642.54           5,605.30         39,247.84
MLMI 1988x                           160.21           2,832.69          2,992.90
MLMI 1989B                        25,945.62             852.09         26,797.71
MLMI 1989D                              .00           1,693.14          1,693.14
MLMI 1989F                              .00                                  .00
MLMI 1989H                              .00                                  .00
MLMI 1990B                              .00                                  .00
MLMI 1990D                              .00                                  .00
MLMI 1990G                              .00                                  .00
MLMI 1990I                              .00          66,745.60         66,745.60
MLMI 1991B                        60,681.14          71,338.96        132,020.10
MLMI 1991D                              .00          10,534.65         10,534.65
MLMI 1991G                       134,330.95          56,438.41       190,769.361
MLMI 1991I                       152,940.82          97,769.82        250,710.64
MLMI 1992B                       416,336.55         149,489.23        565,825.78
MLMI 1992D                        85,022.94          61,081.50        146,104.44
GTFC 1992-1                             .00                                  .00
GTFC 1992-2                             .00                                  .00
GTFC 1993-1                             .00                                  .00
GTFC 1993-2                             .00                                  .00
GTFC 1993-3                             .00                                  .00
GTFC 1993-4                      367,052.70          78,798.10        445,850.80
                               -------------------------------------------------

                               1,316,208.85         604,750.61      1,920,959.46

Total Residual and Inside
  Refinance Payments                                                1,920,959.46
                                                                    ------------